Exhibit 10.23
Second Amendment to Contingent Asset Sale Agreement
     This Second Amendment to Contingent Asset Sale Agreement is made effective February 26, 2007 by and between Alderwoods Group (California), Inc., a California corporation (“Seller”), and Carriage Cemetery Services, Inc., a Texas corporation (“Buyer”);
     WHEREAS, SCI Funeral Services, Inc. (“SCI Funeral Services”) and the Buyer entered into an Contingent Asset Sale Agreement dated November 22, 2006 (the “Agreement”); and
     WHREAS, the Seller executed a Seller Joinder assuming all obligations of the Seller under the Agreement, whereupon SCI Funeral Services was released therefrom; and
     WHEREAS, the parties amended the Agreement pursuant to the First Amendment dated January 22, 2007; and
     WHEREAS, Seller and Buyer wish to further amend the Agreement in the manner set forth below;
     NOW THEREFORE, in consideration of the premises and agreements herein contained, the Parties, intending to be legally bound, hereby agree to amend certain sections of the Agreement as follows:
     1. The references to “March 15, 2007” in Sections 2.1 and 9.1(b)(vii) of the Agreement are hereby amended to read “March 30, 2007.”
     2. The references to “February 28, 2007” in Sections 9.1(b)(iii) and 9.1(c)(iii) of the Agreement are hereby amended to read “March 21, 2007.”
     3. Except as hereinabove specifically amended, the Agreement is and shall remain in full force and effect according to its terms and conditions, all of which are hereby ratified and confirmed by the parties.
     IN WITNESS WHEREOF, the undersigned have executed and delivered this Second Amendment to Contingent Asset Sale Agreement on the date and year first above mentioned.

BUYER:		SELLER:

Carriage Cemetery Services, Inc.		Alderwoods Group (California), Inc.

By:	/s/ W. Clark Harlow W. Clark Harlow, Vice President	By:	/s/ Lori E. Spilde Lori E. Spilde, Vice President

     SCI California Funeral Services, Inc., Guarantor of Seller’s obligations under the Agreement, hereby joins in the execution of this Second Amendment to acknowledge the amendments to the Agreement made hereby.

SCI California Funeral Services, Inc.
By:	/s/ Lori E. Spilde
Lori E. Spilde, Vice President